SLM STUDENT LOAN TRUST 2007-4
POOL CHARACTERISTICS OF
THE TRUST STUDENT LOAN POOL AS OF SEPTEMBER 30, 2007
     The initial trust student loans were selected from the portfolio of student loans owned by SLM ECFC, VG Funding or one of their affiliates by employing several criteria, including requirements that each trust student loan as of the statistical cutoff date (and with respect to each additional trust student loan, as of its related subsequent cutoff date, to be specified at the time of its sale to the trust):
●	is a FFELP loan that is guaranteed as to at least (1) 100% with respect to trust student loans with an initial date of disbursement prior to October 1, 1993; (2) 98% with respect to trust student loans with an initial date of disbursement prior to July 1, 2006 or (3) 97% with respect to trust student loans with an initial date of disbursement on or after July 1, 2006, of its principal and interest by a guarantee agency under a guarantee agreement and the guarantee agency is, in turn, reinsured by the Department of Education in accordance with the FFELP;

●	contains terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;

●	is fully disbursed;

●	is not more than 210 days past due;

●	does not have a borrower who is noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and

●	has special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.
     Unless otherwise specified, all information with respect to the trust student loans is presented herein as of September 30, 2007, which is the cutoff date. All references to the statistical cutoff date shall mean March 13, 2007.
     The following tables provide a description of specified characteristics of the trust student loans as of the cutoff date. The aggregate outstanding principal balance of the trust student loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest to be capitalized of $9,861,125 as of the cutoff date.
     The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical cutoff date may vary significantly from the information shown in earlier tables as a result of variations in the effective rates of interest applicable to the initial trust student loans and in rates of principal reduction. Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the cutoff date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of grace, deferral and forbearance periods.

     The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of trust student loans.
     Percentages and dollar amounts in any table may not total 100% or the trust student loan balance, as applicable, due to rounding.
COMPOSITION OF THE TRUST STUDENT LOANS AS OF
THE CUTOFF DATE

Aggregate Outstanding Principal Balance	$4,758,272,561
Aggregate Outstanding Principal Balance—Treasury Bill	$180,279,046
Percentage of Aggregate Outstanding Principal Balance—Treasury Bill	3.79%
Aggregate Outstanding Principal Balance—Commercial Paper	$4,560,805,893
Percentage of Aggregate Outstanding Principal Balance—Commercial Paper	95.85%
Aggregate Outstanding Principal Balance—Treasury Bill—Other	$17,187,622
Percentage of Aggregate Outstanding Principal Balance—Treasury Bill—Other	0.36%
Number of Borrowers	178,507
Average Outstanding Principal Balance Per Borrower	$26,656
Number of Loans	284,777
Average Outstanding Principal Balance Per Loan—Treasury Bill	$12,884
Average Outstanding Principal Balance Per Loan—Commercial Paper	$16,861
Average Outstanding Principal Balance Per Loan—Treasury Bill—Other	$60,520
Weighted Average Remaining Term to Scheduled Maturity	267 months
Weighted Average Annual Borrower Interest Rate	6.23%
     We determined the weighted average remaining term to maturity shown in the table from the cutoff date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future. See Appendix A to the base prospectus.
     The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments. The weighted average spread for special allowance payments, to the 91-day Treasury bill rate was 3.12% as of the cutoff date.
     The weighted average spread for special allowance payments, to the three-month commercial paper rate was 2.64% as of the cutoff date. See “Federal Family Education Loan Program—Special Allowance Payments” in Appendix A to the base prospectus.
     The category “Treasury Bill—Other” in the table above represents consolidation loans made under the FFELP which consolidated one or more Stafford Loans, SLS Loans and/or PLUS Loans with one or more student loans originated under the Health Education Assistance Loan Program (which we refer to as “HEAL Loans”). These consolidation loans are guaranteed as to principal and interest by a guarantee agency and reinsured by the Department of Education. However, the part of each such consolidation loan that represents the amount of the HEAL Loan is not eligible to receive special allowance payments or interest subsidy payments. The interest rate on the HEAL Loan segment of any such consolidation loan is variable and is reset each July 1, based upon the average bond-equivalent rate for 91-day Treasury bills auctioned during the three months ending June 30, plus 3.0%. In addition, the applicable interest rate on the HEAL Loan segment of any such consolidation loan is not subject to any cap on the interest rate.
     For these purposes, the three-month commercial paper rate is the average of the bond equivalent rates of the three-month commercial paper (financial) rates in effect for each of the days in a calendar quarter as reported by the Federal Reserve in Publication H.15 (or its successor) for that calendar quarter. The 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the U.S. Department of the Treasury.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY
BORROWER INTEREST RATES
AS OF THE CUTOFF DATE

		Aggregate	Percent of Pool
	Number of	Outstanding	by Outstanding
Interest Rate	Loans	Principal Balance	Principal Balance
Less than or equal to 3.00%	5,665	$101,072,439	2.1%
3.01% to 3.50%	8,386	160,985,580	3.4
3.51% to 4.00%	8,592	190,571,200	4.0
4.01% to 4.50%	10,632	218,422,926	4.6
4.51% to 5.00%	33,817	510,277,590	10.7
5.01% to 5.50%	21,562	398,110,475	8.4
5.51% to 6.00%	10,954	339,827,951	7.1
6.01% to 6.50%	15,084	388,773,276	8.2
6.51% to 7.00%	48,417	720,698,701	15.1
7.01% to 7.50%	78,206	954,067,670	20.1
7.51% to 8.00%	20,996	348,739,082	7.3
8.01% to 8.50%	14,131	311,176,249	6.5
Equal to or greater than 8.51%	8,335	115,549,421	2.4

Total	284,777	$4,758,272,561	100.0%

     We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the cutoff date. Because most of the trust student loans bear interest at variable rates of interest that reset annually effective as of July 1 of each year, and because trust student loans with different interest rates are likely to be repaid at different rates, this information will not remain applicable to the trust student loans in the future. See Appendix A to the base prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY
OUTSTANDING PRINCIPAL BALANCE PER BORROWER
AS OF THE CUTOFF DATE

		Aggregate	Percent of Pool
Range of Outstanding	Number of	Outstanding	by Outstanding
Principal Balance	Borrowers	Principal Balance	Principal Balance
Less than $5,000.00	7,456	$22,860,248	0.5%
$5,000.00—$9,999.99	32,391	236,108,413	5.0
$10,000.00—$14,999.99	31,487	393,004,371	8.3
$15,000.00—$19,999.99	25,180	438,546,227	9.2
$20,000.00—$24,999.99	18,031	403,024,853	8.5
$25,000.00—$29,999.99	12,697	347,780,315	7.3
$30,000.00—$34,999.99	9,489	307,533,087	6.5
$35,000.00—$39,999.99	8,147	305,231,280	6.4
$40,000.00—$44,999.99	6,280	266,056,028	5.6
$45,000.00—$49,999.99	5,305	251,688,996	5.3
$50,000.00—$54,999.99	4,023	210,570,959	4.4
$55,000.00—$59,999.99	3,222	184,925,546	3.9
$60,000.00—$64,999.99	2,350	146,646,949	3.1
$65,000.00—$69,999.99	1,889	127,317,440	2.7
$70,000.00—$74,999.99	1,639	118,813,535	2.5
$75,000.00—$79,999.99	1,303	100,811,175	2.1
$80,000.00—$84,999.99	1,121	92,328,176	1.9
$85,000.00—$89,999.99	895	78,214,887	1.6
$90,000.00—$94,999.99	727	67,294,943	1.4
$95,000.00—$99,999.99	623	60,760,515	1.3
$100,000.00 and above	4,252	598,754,615	12.6

Total	178,507	$4,758,272,561	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS BY
DELINQUENCY STATUS AS OF
THE CUTOFF DATE

		Aggregate	Percent of Pool
	Number	Outstanding	by Outstanding
Number of Days Delinquent	of Loans	Principal Balance	Principal Balance
0 to 30	246,131	$4,241,335,656	89.1%
31 to 60	9,837	145,998,242	3.1
61 to 90	6,074	81,106,691	1.7
91 to 120	8,926	111,736,768	2.3
121 to 150	5,483	68,334,070	1.4
151 to 180	4,392	54,648,686	1.1
181 to 210	2,749	36,395,700	0.8
Greater than 210	1,185	18,716,749	0.4

Total	284,777	$4,758,272,561	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS BY
REMAINING TERM TO SCHEDULED MATURITY
AS OF THE CUTOFF DATE

Number of Months		Aggregate	Percent of Pool by
Remaining to	Number of	Outstanding	Outstanding
Scheduled Maturity	Loans	Principal Balance	Principal Balance
0 to 12	385	$333,357	*
13 to 24	671	1,539,922	*
25 to 36	1,179	4,512,586	0.1%
37 to 48	1,446	7,710,071	0.2
49 to 60	1,720	11,949,152	0.3
61 to 72	1,595	12,828,560	0.3
73 to 84	1,751	16,166,168	0.3
85 to 96	2,248	24,010,548	0.5
97 to 108	4,220	47,922,456	1.0
109 to 120	20,868	103,889,286	2.2
121 to 132	4,965	34,801,809	0.7
133 to 144	14,009	83,372,122	1.8
145 to 156	4,219	32,764,224	0.7
157 to 168	4,716	41,825,516	0.9
169 to 180	59,467	522,347,889	11.0
181 to 192	11,502	99,875,187	2.1
193 to 204	2,817	26,877,407	0.6
205 to 216	2,607	29,261,601	0.6
217 to 228	4,695	59,447,593	1.2
229 to 240	55,073	877,566,207	18.4
241 to 252	13,350	199,944,673	4.2
253 to 264	2,505	37,163,084	0.8
265 to 276	1,667	27,656,134	0.6
277 to 288	2,362	46,843,821	1.0
289 to 300	26,318	763,383,435	16.0
301 to 312	9,939	265,762,674	5.6
313 to 324	1,525	40,715,509	0.9
325 to 336	1,201	38,728,649	0.8
337 to 348	1,555	52,659,283	1.1
349 to 360	14,544	774,797,312	16.3
361 and greater	9,658	471,616,326	9.9

Total	284,777	$4,758,272,561	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY CURRENT BORROWER PAYMENT STATUS
AS OF THE CUTOFF DATE

		Aggregate	Percent of Pool
	Number	Outstanding	by Outstanding
Current Borrower Payment Status	of Loans	Principal Balance	Principal Balance
Deferment	37,394	$663,784,925	14.0%
Forbearance	30,759	623,653,896	13.1
Repayment
First year in repayment	183,303	3,011,893,389	63.3
Second year in repayment	12,313	176,020,330	3.7
Third year in repayment	4,512	69,601,590	1.5
More than 3 years in repayment	16,496	213,318,431	4.5

Total	284,777	$4,758,272,561	100.0%

     Current borrower payment status refers to the status of the borrower of each trust student loan as of the cutoff date. The borrower:

●	may have temporarily ceased repaying the loan through a deferment or a forbearance period; or

●	may be currently required to repay the loan—repayment.

See Appendix A to the base prospectus.
     The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 11.5, calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the cutoff date.

SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN
STATUS OF THE TRUST STUDENT LOANS BY
CURRENT BORROWER PAYMENT STATUS AS OF THE
CUTOFF DATE

	Scheduled Remaining Months in Status
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	14.8	—	286.6
Forbearance	—	5.4	290.2
Repayment	—	—	255.5
     We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future. Of the $663,784,925 aggregate outstanding principal balance of the initial trust student loans in deferment as of the statistical cutoff date, $335,097,559 or approximately 50.5% of such loans are to borrowers who had not graduated as of that date. We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs. As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans. See Appendix A to the base prospectus.

GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT
LOANS AS OF THE CUTOFF DATE

		Aggregate	Percent of Pool
	Number	Outstanding	by Outstanding
State	of Loans	Principal Balance	Principal Balance
Alabama	3,191	$54,217,916	1.1%
Alaska	339	5,304,694	0.1
Arizona	8,634	124,554,992	2.6
Arkansas	1,586	25,088,681	0.5
California	29,941	493,497,609	10.4
Colorado	4,396	68,198,299	1.4
Connecticut	4,413	89,720,517	1.9
Delaware	926	16,829,474	0.4
District of Columbia	1,111	21,054,503	0.4
Florida	21,116	331,420,324	7.0
Georgia	8,795	159,200,183	3.3
Hawaii	1,126	19,500,617	0.4
Idaho	892	12,227,986	0.3
Illinois	12,670	219,298,145	4.6
Indiana	10,698	170,313,499	3.6
Iowa	996	15,769,138	0.3
Kansas	5,493	80,760,655	1.7
Kentucky	2,612	35,140,734	0.7
Louisiana	8,400	131,229,339	2.8
Maine	719	13,067,848	0.3
Maryland	7,205	141,331,001	3.0
Massachusetts	8,160	150,869,987	3.2
Michigan	7,407	116,506,846	2.4
Minnesota	2,733	44,193,064	0.9
Mississippi	2,668	43,753,701	0.9
Missouri	5,176	81,235,073	1.7
Montana	388	6,251,963	0.1
Nebraska	600	9,718,130	0.2
Nevada	2,067	30,105,500	0.6
New Hampshire	1,135	21,753,041	0.5
New Jersey	9,838	186,488,581	3.9
New Mexico	895	15,038,772	0.3
New York	21,227	396,710,075	8.3
North Carolina	5,528	89,598,589	1.9
North Dakota	167	2,591,471	0.1
Ohio	11,093	178,490,976	3.8
Oklahoma	3,655	54,580,213	1.1
Oregon	3,464	53,305,026	1.1
Pennsylvania	9,782	177,319,441	3.7
Rhode Island	566	11,411,629	0.2
South Carolina	2,882	50,419,665	1.1
South Dakota	246	3,531,054	0.1
Tennessee	4,919	74,747,932	1.6
Texas	21,902	356,923,084	7.5
Utah	855	12,483,175	0.3
Vermont	275	5,052,737	0.1
Virginia	9,233	150,787,728	3.2
Washington	6,360	98,746,913	2.1
West Virginia	1,423	19,189,262	0.4
Wisconsin	2,580	46,202,711	1.0
Wyoming	276	3,754,088	0.1
Other	2,018	38,785,981	0.8

Total	284,777	$4,758,272,561	100.0%

     We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the cutoff date.
     Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments. Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan. The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance. Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater. Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less. In addition, if a borrower pays a monthly installment after its scheduled due date, the borrower may owe a fee on that late payment. If a late fee is applied, that payment will be applied first to the applicable late fee, second to interest and third to principal. As a result, the portion of the payment applied to reduce the unpaid principal balance may be less than it would have been had the payment been made as scheduled.
     In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.
     Each of the sellers makes available, through the servicer, to borrowers of student loans it holds, payment terms that may result in the lengthening of the remaining term of the student loans. For example, not all of the loans owned by the sellers provide for level payments throughout the repayment term of the loans. Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans. Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis. Each of the sellers also offers, through the servicer, an income-sensitive repayment plan, under which repayments are based on the borrower’s income. Under that plan, ultimate repayment may be delayed up to five years. Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans. See “Sallie Mae’s Student Loan Financing Business” in the base prospectus.

     The following tables provide certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.
DISTRIBUTION OF THE TRUST STUDENT LOANS BY
LOAN TYPE AS OF THE CUTOFF DATE

		Aggregate	Percent of Pool
	Number of	Outstanding	by Outstanding
Loan Type	Loans	Principal Balance	Principal Balance
Subsidized Loans	124,310	$1,668,028,351	35.1%
Unsubsidized Loans	160,467	3,090,244,210	64.9

Total	284,777	$4,758,272,561	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS BY
REPAYMENT TERMS AS OF
THE CUTOFF DATE

		Aggregate	Percent of Pool
	Number of	Outstanding	by Outstanding
Loan Repayment Terms	Loans	Principal Balance	Principal Balance
Level Repayment	170,565	$2,718,946,658	57.1%
Other Repayment Options(1)	111,381	1,961,955,650	41.2
Income Sensitive(2)	2,831	77,370,253	1.6

Total	284,777	$4,758,272,561	100.0%

(1)	Includes, among others, graduated repayment and some interest-only period loans.

(2)	Includes some interest-only period loans.
     With respect to interest-only loans, as of the cut-off date, there are 11,611 loans with an aggregate outstanding principal balance of $347,822,358 currently in an interest-only period. These interest-only loans represent 7.3% of the aggregate outstanding principal balance of the trust student loans. Interest-only periods range up to 48 months in overall length.
     The servicer, at the request of the sellers or the depositor and on behalf of the trust, may in the future offer repayment terms similar to those described above to borrowers of loans in the trust who are not entitled to these repayment terms as of the cutoff date. If such repayment terms are offered to and accepted by borrowers, the weighted average life of the securities could be lengthened.

     The following table provides information about the trust student loans regarding date of disbursement.
DISTRIBUTION OF THE TRUST STUDENT LOANS BY
DATE OF DISBURSEMENT AS OF
THE CUTOFF DATE

		Aggregate	Percent of Pool
	Number of	Outstanding	by Outstanding
Disbursement Date	Loans	Principal Balance	Principal Balance
September 30, 1993 and earlier	2,939	$44,659,570	0.9%
October 1, 1993 through June 30, 2006	39,453	594,032,812	12.5
July 1, 2006 and later	242,385	4,119,580,179	86.6

Total	284,777	$4,758,272,561	100.0%

     Guarantee Agencies for the Trust Student Loans. The eligible lender trustee has entered into a separate guarantee agreement with each of the guarantee agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.
     The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor:
DISTRIBUTION OF THE TRUST STUDENT LOANS BY
GUARANTEE AGENCY AS OF THE CUTOFF DATE*

		Aggregate	Percent of Pool
	Number	Outstanding	by Outstanding
Name of Guarantee Agency	of Loans	Principal Balance	Principal Balance
American Student Assistance	16,649	$274,722,845	5.8%
California Student Aid Commission	15,397	128,269,905	2.7
Colorado Student Loan Program	9	156,003	**
Connecticut Student Loan Foundation	229	2,959,065	0.1
Educational Credit Management Corporation (Virginia)	4,957	55,513,253	1.2
Florida Bureau of Student Financial Assistance	908	14,064,243	0.3
Georgia Higher Education Assistance Corporation	1	7,382	**
Great Lakes Higher Education Corporation	3,915	42,355,890	0.9
Illinois Student Assistance Commission	4,547	48,353,935	1.0
Iowa College Student Aid Commission	183	2,252,369	**
Kentucky Higher Education Assistance Authority	67	744,567	**
Louisiana Office of Student Financial Assistance	3,224	46,752,101	1.0
Michigan Guaranty Agency	4,135	59,226,801	1.2
Nebraska Student Loan Program	36	447,284	**
New Jersey Office of Student Assistance	7,018	93,771,522	2.0
New York State Higher Education Services Corporation	7,986	95,999,226	2.0
Northwest Education Loan Association	4,248	63,510,545	1.3
Oklahoma Guaranteed Student Loan Program	3,042	46,904,895	1.0
Pennsylvania Higher Education Assistance Agency	1,641	27,555,255	0.6
Student Loan Guarantee Foundation of Arkansas, Inc.	629	10,450,994	0.2
Tennessee Student Assistance Corporation	81	1,178,367	**
Texas Guaranteed Student Loan Corporation	15,121	151,086,525	3.2
United Student Aid Funds, Inc.	190,754	3,591,989,591	75.5

Total	284,777	$4,758,272,561	100.0%

*	Additional trust student loans may be guaranteed by a guarantee agency not listed.

**	Represents a percentage greater than 0% but less than 0.05%.

SIGNIFICANT GUARANTOR
INFORMATION
     The information shown for the Significant Guarantor relates to all student loans, including but not limited to trust student loans, guaranteed by the Significant Guarantor.
     We obtained the following information from various sources, including from the Significant Guarantor and/or from the Department of Education. None of the depositor, SLM ECFC, VG Funding or the underwriters has audited or independently verified this information for accuracy or completeness.
UNITED STUDENT AID FUNDS, INC.
     United Student Aid Funds, Inc. (“USA Funds”) was organized as a private, nonprofit corporation under the General Corporation Law of the State of Delaware in 1960. In accordance with its Certificate of Incorporation, USA Funds: (i) maintains facilities for the provision of guarantee services with respect to approved education loans made to or for the benefit of eligible students who are enrolled at or plan to attend approved educational institutions; (ii) guarantees education loans made pursuant to certain loan programs under the Higher Education Act of 1965, as amended (“the Act”), as well as loans made under certain private loan programs; and (iii) serves as the designated guarantor for education-loan programs under the Act in Arizona, Hawaii and certain Pacific Islands, Indiana, Kansas, Maryland, Mississippi, Nevada, and Wyoming.
     USA Funds contracts with Sallie Mae, Inc., a wholly owned subsidiary of SLM Corporation. USA Funds also contracts with Student Assistance Corporation, a wholly owned subsidiary of SLM Corporation. SLM Corporation and its subsidiaries are not sponsored by nor are they agencies of the United States of America.
     Effective December 13, 2004, USA Funds became the sole member of the Northwest Education Loan Association, a guarantor serving the states of Washington, Idaho and the Northwest.
     For the purpose of providing loan guarantees under the Act, USA Funds has entered into various agreements (collectively, the “Federal Reinsurance Agreements”) with the U.S. Secretary of Education (the “Secretary”). Pursuant to the Federal Reinsurance Agreements, USA Funds serves as a “guaranty agency” as defined in Section 435(j) of the Act. The Act allows the Secretary, after giving the guaranty agency notice and the opportunity for a hearing, to terminate the Federal Reinsurance Agreements if the Secretary determines that the administrative or financial condition of the guaranty agency jeopardizes the agency’s continued ability to perform its responsibilities under its guaranty agreement, it is necessary to protect the federal financial interest, or to ensure the continued availability of loans to student or parent borrowers.

     Reinsurance is paid to USA Funds by the Secretary in accordance with a formula based on the annual default rate of loans guaranteed by USA Funds under the Act and the disbursement date of loans. The rate of reinsurance ranges from 100 percent to 75 percent of USA Funds’ losses on default-claim payments made to lenders. The Higher Education Amendments of 1998 (the “1998 Reauthorization Law”) reduced the reinsurance coverage for loans in default made on or after Oct. 1, 1998, to a range from 95 percent to 75 percent based upon the annual default claims rate of the guaranty agency. Reinsurance on non-default claims remains at 100 percent.
     The 1998 Reauthorization Law requires guaranty agencies to establish two separate funds, a federal reserve fund (property of the United States) and an agency operating fund (property of the guaranty agency). The federal reserve fund is to be used to pay lender claims and to pay a default-aversion fee to the agency operating fund. The agency operating fund is to be used by the guaranty agency to pay its operating expenses.
     The 1998 Reauthorization Law requires guaranty agencies to return to the Secretary $250 million in federal reserve funds from fiscal years 2002 to 2007. Each guaranty agency’s share is based on a formula prescribed in the 1998 Reauthorization Law. USA Funds is in compliance with the provisions of the reserve fund requirements of the Act. USA Funds remitted $17.8 million to the Secretary in September 2002 and $17.3 million by September 1, 2006. The remaining balance due of $17.3 million will be remitted in 2007.
     Effective for all Stafford and PLUS loans that USA Funds guarantees on or after April 1, 2005, USA Funds waived the guarantee fee of up to 1 percent of the principal amount of new loans that federal law permitted a guarantor to assess. During 2006, the U.S. Congress passed the Higher Education Reconciliation Act (HERA) which required all guarantors to collect and deposit into the federal reserve fund a federal default fee of 1% of the principal amount of all Stafford and PLUS loans guaranteed on or after July 1, 2006. USA Funds is paying the federal default fee to the federal reserve fund from the operating fund on behalf of the borrower for all PLUS loans made by a lender in which the lender is paying the federal default fee on behalf of that lender’s Stafford borrowers.
     As of September 30, 2006, USA Funds had total federal reserve fund assets of approximately $226 million and net assets of approximately $200 million. Through September 30, 2006, the outstanding, unpaid, aggregate amount of principal and interest on loans that had been directly guaranteed by USA Funds under the FFELP was approximately $77 billion. In addition, as of September 30, 2006, USA Funds had operating fund assets totaling approximately $793 million.

     The U.S. Department of Education’s published reserve ratios are based on cumulative net assets and liability for future default provisions divided by the original principal amount of the outstanding loans guaranteed. Following this formula, the reserve ratio for USA Funds for the last five fiscal years was as follows:

	Reserve Ratio as of Close of
	Federal Fiscal Year
Guarantor	2002	2003	2004	2005	2006
United Student Aid Funds, Inc.	0.73%	0.67%	0.56%	0.45%	0.26%
     USA Funds’ “guarantee volume” is the approximate aggregate principal amount of federally reinsured education loans (including subsidized and unsubsidized Stafford and PLUS loans but excluding consolidation loans) guaranteed by USA Funds. For the last five fiscal years, the “guarantee volume” was as follows:

	Loans Guaranteed
	Federal Fiscal Year
Guarantor	2002	2003	2004	2005	2006
United Student Aid Funds, Inc.	$8,162,000,000	$9,587,000,000	$9,907,000,000	$10,724,000,000	$12,586,000,000
     USA Funds’ “recovery rate,” which provides a measure of the effectiveness of the collection efforts against defaulted borrowers after the guarantee claim has been satisfied, is determined by dividing the amount recovered from borrowers by USA Funds during the fiscal year by the aggregate amount of default claims paid by USA Funds outstanding at the end of the prior fiscal year. For the last five fiscal years, the “recovery rate” was as follows:

	Recovery Rate
	Federal Fiscal Year
Guarantor	2002	2003	2004	2005	2006
United Student Aid Funds, Inc.	32.84%	30.14%	35.47%	35.05%	38.03%
     USA Funds’ “claims rate” represents the percentage of federal reinsurance claims paid by the Secretary during any fiscal year relative to USA Funds’ existing portfolio of loans in repayment at the end of the prior fiscal year. For the last five fiscal years, the “claims rate” was as follows:

	Claims Rate
	Federal Fiscal Year
Guarantor	2002	2003	2004	2005	2006
United Student Aid Funds, Inc.	1.97%	1.37%	1.13%	1.41%	1.21%
     USA Funds is headquartered in Fishers, Indiana. USA Funds will provide a copy of its most recent annual report upon receipt of a written request directed to its headquarters at P.O. Box 6028, Indianapolis, Indiana 46206-6028, Attention: Director, Corporate Communications.